SUPPLEMENT DATED OCTOBER 1, 2004

TO AUGUST 9, 2004, PROSPECTUS

for

SVUL GuardSM

Issued by Massachusetts Mutual Life Insurance Company in all jurisdictions where available.

Effective October 1, 2004, the following changes are being made in the above-listed prospectus:

1.	The introductory paragraph of the “Premium Payments and Payment Plans” section (page 13) is replaced in its entirety with the following:

“Premium payments for SVUL Guard should be sent to the appropriate following lockbox addresses:

Regular Mail: MassMutual PO Box 92483 Chicago, IL 60675-2483	Overnight Mail: MassMutual 350 North Orleans Street Receipt & Dispatch 8th Floor Lockbox 92483 Chicago, IL 60654

“If your premium payment is not received at the correct lockbox, listed above, we will re-route it and it will not be considered in good order until it is received at the proper address.

“You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.”

2.	The “Allocation of Initial and Subsequent Net Premiums” section (pages 16-17) is revised to read as follows:

“We will allocate any net premiums received on or before the register date of the policy to our general investment account. We do not pay interest on these amounts.

“It should be noted, however, that your minimum initial premium may change from the amount that was originally quoted.

“If, for any reason, your initial net premium payment is insufficient, your payment will not be considered in good order. We will hold the payment in our general investment account and contact you to advise you of the new minimum initial premium amount. We do not pay interest on these amounts and you will have to pay the balance before we will consider your initial premium payment in good order.

“These amounts will be allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the later of (a) the register date, and (b) the date the balance of your initial premium payment either clears the lockbox or is received at our Administrative Office.

“However, if your premium allocation instructions indicate that a specific dollar amount of each net premium should be deposited to the GPA, we will allocate your policy’s value as follows:

(a)	We will determine the number of premium payments that would have been made, according to the premium payment frequency you have chosen, between the policy date and the day before the register date,

October 1, 2004	Page 1 of 2	Li2600-04-1

(b)	We will multiply the dollar amount you have instructed us to allocate to the GPA by the number of premium payments determined in (a) above,
(c)	We will deposit that amount to the GPA, and
(d)	We will allocate the remaining amount according to your current premium percentage allocation instructions, excluding any specific dollar amount allocated to the GPA.

“Example:

The register date is five months later than the policy date. You have elected to pay premiums quarterly, therefore, according to your planned premium payment frequency, two payments would have been made. Your premium allocation instructions state that $100 should be allocated to the GPA and the remaining amount should be allocated equally between the GPA and the MML Blend Fund. Your net premiums are deposited to the general investment account and on the register date the total amount to be allocated is $500.

“In this situation, we would allocate $350 to the GPA ($100 x 2 payments, plus $150 which is ½ of the remaining amount to be allocated) and $150 to the MML Blend Fund.

“If the state in which you live requires us to refund the policy’s account value less any policy debt, the register date is the valuation date that is on, or next follows, the later of:

a.	the day after the issue date of the policy, or
b.	the day we receive the first premium payment in good order.

“If you live in a state that requires us to refund either your full premium, or the premium you paid less withdrawals and less debt:

1.	The register date is the valuation date that is on, or next follows, the later of:

•	The day after the end of the right to return period; or
•	The day we receive the first premium in good order.

2.	We will allocate existing values, held as of the policy’s issue date, to the guaranteed principal account on the first valuation date after the issue date. (The existing values at this time would be any money taken with the application for the policy less any applicable charges.); and

3.	We will allocate any net premiums received after the issue date but before the register date to the guaranteed principal account.

“If, for any reason, your initial net premium payment is in excess of the required minimum initial premium, we will allocate the full amount according to your current net premium allocation instructions.

“We will apply your subsequent premium payments that are received on or after the register date on the valuation date we receive them, in good order, at our Administrative Office or at the address shown on the premium notice. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive your subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply your payment on the next valuation date.

“A valuation date is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.”

There are no other changes being made at this time.

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